EXHIBIT 10.1
FOURTH AMENDMENT TO LOAN DOCUMENTS
This Fourth Amendment to Loan Documents (this “Amendment”) is entered into as of May 2, 2011, by and between COMERICA BANK (“Bank”) and BRIDGEPOINT EDUCATION, INC. (“Parent”), BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (“BEREH”), ASHFORD UNIVERSITY, LLC (“Ashford”), UNIVERSITY OF THE ROCKIES, LLC (“UOR”) and WAYPOINT OUTCOMES, LLC (“Waypoint”, and collectively with parent, BEREH, Ashford, and UOR, each a “Borrower” and collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Credit Agreement dated as of January 29, 2010 (“Credit Agreement”), that certain Security Agreement dated as of January 29, 2010, that certain Revolving Credit Note issued on January 29, 2010, and that certain LIBOR/Prime Referenced Rate Addendum to Revolving Credit Note dated as of January 29, 2010 (as each agreement may be amended from time to time, including without limitation that certain extension letter dated as of March 23, 2010, that certain First Amendment to Loan Documents dated as of July 30, 2010, that Second Amendment to Loan Documents dated as of August 5, 2010 and that certain Third Amendment to Loan Documents dated December 1, 2010, together with any related documents, the “Loan Documents”). The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Section 5.1(i) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:
“(i)    such transactions described in (a)-(h) above do not in the aggregate result in the payment or receipt of cash in excess of One Hundred Million Dollars ($100,000,000) during any fiscal year; and”
2.Section 5.8(c) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:
“(c)    dividends or distributions consisting of repurchases of Parent's capital stock or other equity interests in an aggregate amount not to exceed One Hundred Million Dollars ($100,000,000) in any fiscal year (as long as no Default or Event of Default has occurred, is continuing or could reasonably be expected to exist after giving effect to such transactions), or”
3.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
4.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Documents, as in effect prior to the date hereof.

5.Each Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date of this Amendment, other than any exceptions and qualifications to such representations and warranties as have been disclosed to the Bank in writing prior to the date of this Amendment, and that no Event of Default has occurred or is continuing.
6.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)this Amendment, duly executed by each Borrower;
(b)an amendment fee in the amount of One Thousand Dollars ($1,000) which may be debited from any of Borrowers' accounts;
(c)all reasonable Bank Expenses incurred through the date of this Amendment; and
(d)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
7.This Amendment may be executed in two or more original, facsimile or PDF counterparts, each of which shall he deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK		BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

By:	/s/ Dennis Kim	By:	/s/ Daniel J. Devine
Name:	Dennis Kim	Name:	Dan Devine
Title:	Vice President	Title:	Chief Financial Officer

BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC,
an Iowa limited liability company

		By:	Bridgepoint Education, Inc., a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
		Name:	Dan Devine
		Title:	Chief Financial Officer

ASHFORD UNIVERSITY, LLC,
an Iowa limited liability company

		By:	Bridgepoint Education, Inc., a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
		Name:	Dan Devine
		Title:	Chief Financial Officer

UNIVERSITY OF THE ROCKIES, LLC,
a Colorado limited liability company

		By:	Bridgepoint Education, Inc., a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
		Name:	Dan Devine
		Title:	Chief Financial Officer

WAYPOINT OUTCOMES, LLC,
a Delaware limited liability company

		By:	Bridgepoint Education, Inc., a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
		Name:	Dan Devine
		Title:	Chief Financial Officer